SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 10, 2003


                             VILLAGEWORLD.COM, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


                                    New York
                             ----------------------
                 (State or other jurisdiction of incorporation)


        0-28058                                           11-3137508
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  620 Johnson Avenue, Bohemia, New York  11716
                  --------------------------------------------
            (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (631) 218-0700


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

     On September 1, 2003, Dr. Steven Levi and David A. Levi resigned as members of the Board of Directors of the Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VILLAGEWORLD.COM, INC.
                                   ----------------------
                                         (Registrant)


Date: September 11, 2003           By:          /s/
                                      ---------------------------------------
                                      Celia I. Schiffner
                                      Chief Financial Officer